Principal Exchange-Traded Funds
Supplement dated March 18, 2022
to the Statement of Additional Information dated November 1, 2021
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, delete the members of the 15(c) and Operations Committees and replace with the following:

Committee and Independent Board Members
15(c) Committee Fritz S. Hirsch, Chair Padel L. Lattimer Karrie McMillan Meg VanDeWeghe
Operations Committee Karrie McMillan, Chair Craig Damos Padel L. Lattimer